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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): March 1, 2004

                                   DVI, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


        DELAWARE                     001-11077                  22-272273
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   (State or Other                  (Commission               (IRS Employer
Jurisdiction of Formation)          File Number)          Identification Number)

                        2500 YORK ROAD, JAMISON, PA 18929


       Registrant's Telephone Number, Including Area Code: (215) 488-5000

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  Other Events and Required FD Disclosure

On March 1, 2004, DVI Financial Services Inc., as the former servicer ("DVIFS"), and Lyon Financial Services d/b/a US Bancorp Portfolio Services ("USBPS") as the current servicer, made available to U.S. Bank National Association (the "Trustee"), as trustee for the noteholders of DVI Receivables VIII, L.L.C., DVI Receivables X, L.L.C., DVI Receivables XI, L.L.C., DVI Receivables XII, L.L.C., DVI Receivables XIV, L.L.C., DVI Receivables XVI, L.L.C., DVI Receivables XVII, L.L.C., DVI Receivables XVIII, L.L.C. and DVI Receivables XIX, L.L.C. (collectively, the "Issuers"), servicer reports attached hereto as Exhibits 99.2 through 99.10 (collectively, the "August 2003-January 2004 Reports") replacing reports previously filed by DVIFS on October 14, 2003, October 29, 2003, November 12, 2003, December 15, 2003 and January 14, 2004, as applicable and also presenting information for the January 2004 collection period corresponding to the payment dates of February 11, 12, 13 and 17, 2004.

The August 2003-January 2004 Reports reflect the results of a comprehensive cash reconciliation for the period from August 2003 through December 2003 conducted by DVIFS and USBPS, a summary of which is attached as Exhibit 99.1. An additional cash reconciliation for the period from January 1, 2004 through February 24, 2004 is in process and will be made available to investors when completed.

Both DVIFS and USBPS have certified the August 2003-January 2004 Reports. The August 2003-January 2004 Reports have not been approved by any third party, including the Trustee.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

 (a) Exhibits

   99.1  -  August 2003-December 2003 Cash Reconciliation Summary

   99.2 - DVI Receivables VIII, L.L.C., Series 1999-1 Servicer Report for the collection periods from August 2003 through January 2004

   99.3 - DVI Receivables X, L.L.C., Series 1999-2 Servicer Report for the collection periods from August 2003 through January 2004

   99.4 - DVI Receivables XI, L.L.C., Series 2000-1 Servicer Report for the collection periods from August 2003 through January 2004

   99.5 - DVI Receivables XII, L.L.C., Series 2000-2 Servicer Report for the collection periods from August 2003 through January 2004

   99.6 - DVI Receivables XIV, L.L.C., Series 2001-1 Servicer Report for the collection periods from August 2003 through January 2004
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   99.7  -  DVI Receivables XVI, L.L.C., Series 2001-2 Servicer Report for the
            collection periods from August 2003 through January 2004

   99.8 - DVI Receivables XVII, L.L.C., Series 2002-1 Servicer Report for the collection periods from August 2003 through January 2004

   99.9 - DVI Receivables XVIII, L.L.C., Series 2002-2 Servicer Report for the collection periods from August 2003 through January 2004

   99.10 - DVI Receivables XIX, L.L.C., Series 2003-1 Servicer Report for the collection periods from August 2003 through January 2004

FORWARD-LOOKING STATEMENTS

This report contains "forward-looking" statements, as that term is defined by federal securities laws. You can find these statements by looking for words such as "may," "will," "expect," "anticipate," "believe," "estimate" and similar words in this report. These forward-looking statements are subject to numerous assumptions, risks and uncertainties. Because the statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. Risks and uncertainties that could cause actual results to vary materially from those anticipated by the forward-looking statements included in this report include unexpected difficulties in preparing the additional cash reconciliation.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    DVI, Inc.

                                                    By:  /s/ John P. Boyle
                                                         -----------------------
                                                         John P. Boyle
                                                         Secretary &
                                                         Vice President

Dated: March 1, 2004